U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 6, 2004

                       COMMISSION FILE NUMBER: 333-56604

                        Soleil Film and Television, Inc.
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             (Exact name of registrant as specified in its charter)


            California                                 91-2090516
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(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


     510 State Street, Suite 17
     Santa Barbara, California                                    93101
(Address of principal executive offices)                        (Zip Code)
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                   Registrant's telephone number: (805)899-1299

      629 State Street, Suite 217, Santa Barbara, CA  93101
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          (Former name or former address, if changed since last report)


Item 6.    Resignations of Registrant's Directors

On June 6, 2004, Nina and Agata Gotova resigned as officers and directors of the company and Kenneth Eade assumed the offices of President and Secretary.

Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

Not Applicable


     (b)   Pro forma Financial Information.

Not applicable.
                                                                         1

     (c)   Exhibits.

     There are attached hereto the following exhibits:

17.1  Resignation of Agata Gotova

17.2  Resignation of Nina Gotova



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2004

Soleil Film and Television, Inc.

By:     Kenneth Eade
        -----------------------
        Kenneth Eade, President


Exhibit 17.1  Resignation of Agata Gotova

To the Board of Directors of Soleil Film and Television, Inc.

I hereby resign as a director and officer of the company, effective immediately.

June 6, 2004

/s/ Agata Gotova
    ------------
    Agata Gotova


Exhibit 17.1  Resignation of Nina Gotova

To the Board of Directors of Soleil Film and Television, Inc.

I hereby resign as a director and officer of the company, effective immediately.

June 6, 2004

/s/ Nina Gotova
    ------------
    Nina Gotova
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